                                                                   Exhibit 99.26
                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-11

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 11-A1 ...   $   13.53377751             Class 11-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $   11.90642774             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    1.08581329
                  ---------------                               ---------------
Class 11-A5 ...   $    0.71487793             Class 11-M ....   $    0.71487538
                  ---------------                               ---------------
Class 11-A6 ...   $    8.04369144             Class 11-B1 ...   $    0.71487465
                  ---------------                               ---------------
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.71487465
                  ---------------                               ---------------
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.71487199
                  ---------------                               ---------------
Class 11-A9 ...   $    0.71487808             Class 11-B4 ...   $    0.71487643
                  ---------------                               ---------------
Class 11-A10 ..   $    9.76982370             Class 11-B5 ...   $    0.71487688
                  ---------------                               ---------------
Class 11-A11 ..   $   72.27798269             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-RL ...   $    0.00000000
                                                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled
          Principal Balances of all Defaulted Mortgage Loans

          and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or
          2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 11-A1 ...   $   11.82979092             Class 11-A12 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $   10.40733458             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    0.94910266
                  ---------------                               ---------------
Class 11-A5 ...   $    0.62487036             Class 11-M ....   $    0.00000000
                  ---------------                               ---------------
Class 11-A6 ...   $    7.03094076             Class 11-B1 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.00000000
                  ---------------                               ---------------

Class 11-A9 ...   $    0.62487049             Class 11-B4 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A10 ..   $    8.53974225             Class 11-B5 ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A11 ..   $   63.17773603             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
                                              Class 11-RL ...   $    0.00000000
                                                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 11-A1 ...   $    5.27293213             Class 11-A13 ..   $    0.00000000
                  ---------------                               ---------------
Class 11-A2 ...   $    5.34031714             Class 11-A14 ..   $    5.83333363
                  ---------------                               ---------------
Class 11-A3 ...   $    6.25000000             Class 11-M ....   $    6.21999411
                  ---------------                               ---------------
Class 11-A4 ...   $    6.24999989             Class 11-B1 ...   $    6.21999295
                  ---------------                               ---------------
Class 11-A5 ...   $    6.21999329             Class 11-B2 ...   $    6.21999295
                  ---------------                               ---------------
Class 11-A6 ...   $    4.69486797             Class 11-B3 ...   $    6.21997033
                  ---------------                               ---------------
Class 11-A7 ...   $    2.37689964             Class 11-B4 ...   $    6.21996590
                  ---------------                               ---------------

Class 11-A8 ...   $    5.83333333             Class 11-B5 ...   $    6.21999567
                  ---------------                               ---------------
Class 11-A9 ...   $    6.21999306             Class 11-S ....   $    0.35497951
                  ---------------                               ---------------
Class 11-A10 ..   $    5.42878951             Class 11-R ....   $    0.00000000
                  ---------------                               ---------------
Class 11-A11 ..   $    2.84335111             Class 11-RL ...   $    0.00000000
                  ---------------                               ---------------
Class 11-A12 ..   $    5.83333331
                  ---------------

     iv)  Accrual Amount:                     Class 11-A13 ..   $     13,887.94
                                                                ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.23149098
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $287,940,320.06
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,013
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate         Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

                    Class 11-A1 ...      $  4,460,891.57               890.40
                                         ---------------      ---------------
                    Class 11-A2 ...      $ 40,457,638.26               903.58
                                         ---------------      ---------------
                    Class 11-A3 ...      $ 26,146,000.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A4 ...      $ 35,697,791.00             1,000.00

                                         ---------------      ---------------
                    Class 11-A5 ...      $ 18,098,833.55               994.48
                                         ---------------      ---------------

                    Class 11-A6 ...      $ 44,688,370.20               934.86
                                         ---------------      ---------------
                    Class 11-A7 ...      $ 44,688,370.20               934.86
                                         ---------------      ---------------
                    Class 11-A8 ...      $ 31,969,488.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A9 ...      $  9,863,125.02               994.48
                                         ---------------      ---------------
                    Class 11-A10 ..      $  3,653,252.13               920.88
                                         ---------------      ---------------
                    Class 11-A11 ..      $  3,031,231.51               415.15
                                         ---------------      ---------------
                    Class 11-A12 ..      $ 39,671,323.00             1,000.00
                                         ---------------      ---------------
                    Class 11-A13 ..      $  2,394,678.30             1,047.63
                                         ---------------      ---------------
                    Class 11-A14 ..      $  8,426,967.00             1,000.00
                                         ---------------      ---------------
                    Class 11-PO ...      $  2,934,177.24               985.39
                                         ---------------      ---------------
                    Class 11-M ....      $  5,233,025.01               994.48
                                         ---------------      ---------------
                    Class 11-B1 ...      $  3,737,843.06               994.48
                                         ---------------      ---------------
                    Class 11-B2 ...      $  3,737,843.06               994.48
                                         ---------------      ---------------
                    Class 11-B3 ...      $  1,495,137.22               994.48
                                         ---------------      ---------------
                    Class 11-B4 ...      $    897,082.33               994.48
                                         ---------------      ---------------
                    Class 11-B5 ...      $  1,345,622.60               994.48
                                         ---------------      ---------------
                    Class 11-S ....      $234,635,032.39                 0.00
                                         ---------------      ---------------
                    Class 11-R ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 11-RL ...      $          0.00                 0.00
                                         ---------------      ---------------

     viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0

                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

     (a)  delinquent
            (1)  30-59 days
             Number                17       Principal Balance   $  4,778,229.26
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 1       Principal Balance   $    264,385.55
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 1       Principal Balance   $    236,106.18
                      ---------------                           ---------------

     (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 11-A6: ..............          5.975000%
                                            ---------------
              Class 11-A7: ..............          3.025000%
                                            ---------------
              Class 11-S: ...............          0.542396%
                                            ---------------

          The Certificate Interest Rates, applicable to the current Interest Accrual Period:

              Class 11-A6: ..............          6.287500%
                                            ---------------
              Class 11-A7: ..............          2.712500%
                                            ---------------


     xii) The Senior Percentage for such Distribution Date;           94.256900%
                                                                ---------------


          The Junior Percentage for such Distribution Date;            5.743100%
                                                                ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------